COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES

(10) COMMITMENTS AND CONTINGENCIES

Commitments

The Group has several operating leases, primarily for offices and employee dormitories. Payments under operating leases, including periodic rent escalation and rent holidays, are charged as expenses on a straight-line basis over the lease term.

In 2012, with the establishment of the Group's second call center in Hefei, the Group's subsidiary, eLong Information Technology (Hefei) Co., Ltd. ("eLong Hefei") signed ten year lease agreements with the owner of the call center building. The lease agreements were effective from June 2012 through June 2022 and the rent is free in the first two years, RMB1,905,734 in each of the next two years, RMB2,477,455 each year from the fifth to the seventh year and RMB2,858,602 each year from the eighth to the tenth year. Payments under operating leases are expensed on a straight-line basis over the periods of the respective leases, including the free rental period. The lease agreements do not contain renewal terms.

Future minimum lease payments under operating leases (with initial or remaining lease terms in excess of one year) as of December 31, 2012 are:

Minimum lease payments
2013	14,551,315
2014	12,243,893
2015	10,713,252
2016	2,215,416
2017	2,477,455
2018 and thereafter	12,188,760
Total	54,390,091

Rental expenses incurred under operating leases for the years ended December 31, 2010, 2011 and 2012 amounted to RMB12,465,520, RMB14,006,416 and RMB18,941,363, respectively.

Guarantee

In connection with our air ticket service business, Beijing eLong Air Services Co., Ltd. ("Beijing Air"), a VIE, is required by the Civil Air Transport Association and the International Air Transport Association to provide guarantees for air tickets issued by various airlines. Beijing Air entered into a series of guarantee arrangements with a third party company in the PRC (the "Guarantor"), under which the Guarantor guarantees the payment obligation for the air tickets issued by various airlines, and as a condition thereto, (i) Beijing Air deposited approximately RMB25 million in the Guarantor's account, which was recorded in "other non-current assets" in the consolidated balance sheets; (ii) eLong Information set aside RMB60 million in an escrow bank account, which was included in "restricted cash" in the consolidated balance sheets; and (iii) Beijing Information and Beijing Asiamedia Interactive Advertising Co., Ltd., as shareholders of Beijing Air, also provided counter-guarantees to the Guarantor. As of December 31, 2011 and 2012, the amount under these guarantee arrangements was approximately RMB107 million. Based on historical experience and information currently available, the Group does not believe that it is probable that the Group will be required to pay any amount under these guarantee arrangements. Therefore, the Group has not recorded any liability in connection with these guarantee arrangements.